EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date:  June 10, 1999.

                                    /s/  WALTER A. DODS, JR.
                                    ------------------------------------
                                    Walter A. Dods, Jr.
                                    Chairman, Chief Executive Officer and
                                    Director (Principal Executive Officer)

                                                                   EXHIBIT 24.2


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 23, 1999.

                                 /s/  JACQUES ARDANT
                                 ---------------------------------
                                 Jacques Ardant
                                    Director

                                                                   EXHIBIT 24.3


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

         Date:  June 17, 1999.

                                   /s/  JOHN W. A. BUYERS
                                   -------------------------------------
                                   John W. A. Buyers
                                   Director

                                                                   EXHIBIT 24.4


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 15, 1999.

                                    /s/  DR. JULIA ANN FROHLICH
                                    ---------------------------------------
                                    Dr.Julia Ann Frohlich
                                    Director

                                                                   EXHIBIT 24.5


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 12, 1999.

                                    /s/  ROBERT A. FUHRMAN
                                    ------------------------------------
                                    Robert A. Fuhrman
                                    Director

                                                                   EXHIBIT 24.6


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 9, 1999.

                                    /s/  PAUL MULLIN GANLEY
                                   ----------------------------------
                                   Paul Mullin Ganley
                                    Director

                                                                   EXHIBIT 24.7


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                  /s/  DAVID M. HAIG
                                  ----------------------------------
                                  David M. Haig
                                  Director

                                                                   EXHIBIT 24.8


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                  /s/  JOHN A. HOAG
                                  -----------------------------------
                                  John A. Hoag
                                   Director

                                                                   EXHIBIT 24.9


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 10, 1999.

                                    /s/  BERT T. KOBAYASHI, JR.
                                    -------------------------------------
                                    Bert T. Kobayashi, Jr.
                                    Director

                                                                  EXHIBIT 24.10


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 15, 1999.

                                /s/  MICHEL LARROUILH
                                -----------------------------------
                                Michel Larrouilh
                                Director

                                                                  EXHIBIT 24.11


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 23, 1999.

                                    /s/ VIVIEN LEVY-GARBOUA
                                    ------------------------------------
                                    Vivien Levy-Garboua
                                    Director

                                                                  EXHIBIT 24.12


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                /s/  YVES MARTRENCHAR
                               -----------------------------------
                                Yves Martrenchar
                                Director

                                                                  EXHIBIT 24.13


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                    /s/  DR. FUJIO MATSUDA
                                    ---------------------------------
                                    Dr. Fujio Matsuda
                                    Director

                                                                  EXHIBIT 24.14


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                /s/  DON J. MCGRATH
                                ----------------------------------
                                Don J. McGrath
                                Director

                                                                 EXHIBIT 24.15


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                 /s/  RODNEY R. PECK
                                 -----------------------------------
                                 Rodney R. Peck
                                 Director

                                                                  EXHIBIT 24.16


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 11, 1999.

                                /s/  JOEL SIBRAC
                               ----------------------------------
                                Joel Sibrac
                                Director

                                                                  EXHIBIT 24.17


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 10, 1999.

                                  /s/  JOHN K. TSUI
                                  ---------------------------------------
                                  John K. Tsui
                                  Director

                                                                  EXHIBIT 24.18


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 14, 1999.

                                    /s/  JACQUES HENRI WAHL
                                    -------------------------------------
                                    Jacques Henri Wahl
                                    Director

                                                                  EXHIBIT 24.19


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                 /s/  FRED C. WEYAND
                                ------------------------------------------
                                 Fred C. Weyand
                                 Director

                                                                 EXHIBIT 24.20


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer or director, or both, of BANCWEST CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints WALTER A. DODS, JR. AND HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of such number of shares of common stock of the Issuer (the "Shares") as are necessary at the Effective Time to satisfy the Issuer's obligations arising under Section 2.6 of the Amended and Restated Agreement and Plan of Merger dated as of February 25, 1999 among the Issuer, Bank of the West and SierraWest Bancorp including, without limitation, the power and authority to sign the name of the undersigned in the capacity indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to such Shares, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

     Date: June 17, 1999.

                                  /s/  ROBERT C. WO
                                  -------------------------------------
                                  Robert C. Wo
                                  Director